Exhibit 10.1

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST AMENDMENT TO AMENDED AND RESTATED COLLATERAL AGREEMENT

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND FIRST AMENDMENT TO AMENDED AND RESTATED COLLATERAL AGREEMENT (this “Agreement”), dated as of August 15, 2025 (and effective as set forth below), among MAYVILLE ENGINEERING COMPANY, INC., a Wisconsin corporation (the “Borrower”), the Subsidiary Guarantors (as defined in the Existing Credit Agreement referred to below) party hereto, the Lenders (as defined below) party hereto (the “Consenting Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Borrower, the lenders party thereto (the “Lenders”) and the Administrative Agent have entered into that certain Amended and Restated Credit Agreement, dated as of June 28, 2023 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and as hereby amended and as from time to time further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”);

WHEREAS, the Borrower, the Subsidiary Guarantors party thereto and the Administrative Agent have entered into that certain Amended and Restated Collateral Agreement dated as December 14, 2018 (as amended, restated, supplemented, amended and restated or otherwise modified, the “Existing Collateral Agreement” and as hereby amended and as from time to time further amended, modified, supplemented, restated, or amended and restated, the “Collateral Agreement”); and

WHEREAS, the Borrower has requested, and subject to the terms and conditions set forth herein, the Administrative Agent and the Consenting Lenders have agreed to further amend the Existing Credit Agreement and the Existing Collateral Agreement, in each case, as more specifically set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

SECTION 1.Amendments to Existing Credit Agreement. Effective as of the Second Amendment Effective Date (as defined below) and subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, Section 8.15 of the Existing Credit Agreement is hereby amended and restated as follows:

“SECTION 8.15Depository Bank. The Borrower will, and will cause each Subsidiary to, maintain its primary cash management relationship and all of its other primary depository and other accounts with the Administrative Agent, including its operating, collection and disbursement accounts for the conduct of its business; provided that the Borrower and its Subsidiaries shall have until the date that is one hundred twenty (120) days following the closing date of any Permitted Acquisition consummated after the Closing Date (or such later date as may be agreed to by the Administrative Agent in its sole discretion) to comply with the provisions of this Section 8.15 with regard to accounts of the Borrower or its Subsidiaries acquired in connection with any such Permitted Acquisition. Notwithstanding the foregoing, the Borrower may maintain its ESOP accounts and Pension Accounts with another financial institution.”

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SECTION 2.Amendments to Collateral Agreement. Effective as of the Second Amendment Effective Date and subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the Existing Collateral Agreement is hereby amended as follows:

(a)Section 4.5 is hereby amended and restated in its entirety as follows:

“SECTION 4.5  Delivery Covenants. Such Grantor will, within ten (10) days (or such longer period agreed to by the Administrative Agent in its sole discretion) after acquisition thereof, deliver and pledge to the Administrative Agent, for the benefit of the Secured Parties, all (a) Certificated Securities (other than those Certificated Securities evidencing Specified Investment Property), (b) Partnership/LLC Interests evidenced by a certificate, (c) negotiable Documents, (d) Instruments, (e) Tangible Chattel Paper owned or held by such Grantor, in each case, together with an Effective Endorsement and Assignment and (f) Supporting Obligations, as applicable, unless, in each case, such delivery and pledge has been waived in writing by the Administrative Agent.”

(b)Section 4.6(a) is hereby amended and restated in its entirety as follows:

“(a) Subject to Section 8.15 of the Credit Agreement, such Grantor shall instruct (and otherwise use its commercially reasonable efforts) to cause, within one hundred twenty (120) days (or such longer period agreed to by the Administrative Agent in its sole discretion), after the creation or acquisition of (i) each depositary bank (other than the Administrative Agent) holding a Deposit Account owned by such Grantor and (ii) each Securities Intermediary (other than the Administrative Agent) holding any Investment Property (other than Specified Investment Property) owned by such Grantor, to execute and deliver a control agreement, sufficient to provide the Administrative Agent with Control of such Deposit Account or Investment Property and otherwise in form and substance reasonably satisfactory to the Administrative Agent (any such depositary bank executing and delivering any such control agreement, a “Controlled Depositary”, and any such Securities Intermediary executing and delivering any such control agreement, a “Controlled Intermediary”). In the event any such depositary bank or Securities Intermediary refuses to execute and deliver such control agreement, the Administrative Agent, in its sole discretion, may require the applicable Deposit Account and Investment Property to be transferred to the Administrative Agent or a Controlled Depositary or Controlled Intermediary, as applicable.”

SECTION 3.Conditions of Effectiveness of this Agreement.  This Agreement shall become effective on the date when the following conditions shall have been satisfied or waived (such date, the “Second Amendment Effective Date”):

(a)The Administrative Agent’s receipt of this Agreement, in form and substance reasonably satisfactory to the Administrative Agent, duly executed by each of the Credit Parties existing as of the Second Amendment Effective Date, the Administrative Agent and Consenting Lenders constituting Required Lenders; and
(b)the Borrower shall have paid all fees and expenses required to be paid on the Second Amendment Effective Date.

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For purposes of determining compliance with the conditions specified in this Section 3, the Administrative Agent, each Consenting Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Consenting Lender, as applicable, unless the Administrative Agent shall have received notice from such Consenting Lender, as applicable, prior to the proposed Second Amendment Effective Date specifying its objection thereto.

SECTION 4.Representations and Warranties.  To induce the Administrative Agent, the Consenting Lenders party hereto to enter into this Agreement, each Credit Party represents and warrants to the Administrative Agent, the Consenting Lenders on and as of the Second Amendment Effective Date that, in each case:

(a)each of the representations and warranties contained in Article VII of the Credit Agreement are true and correct in all material respects, except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty is true, correct and complete in all respects, with the same effect as if made on and as of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty remains true and correct as of such earlier date);
(b)no Default or Event of Default has occurred and is continuing immediately prior to or after giving effect to this Agreement;
(c)it has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement in accordance with their respective terms; and
(d)this Agreement has been duly executed and delivered by the duly authorized officers, managers, managing members or other authorized person of each Credit Party that is a party thereto, and each such document constitutes the legal, valid and binding obligation of each Credit Party, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal Debtor Relief Laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

SECTION 5.Credit Party Acknowledgements, Agreements and Confirmations.  By its execution of this Agreement, each Credit Party hereby (a) consents to this Agreement and agrees that the transactions contemplated by this Agreement shall not limit or diminish the obligations of such Credit Party, or release such Credit Party from any obligations, under any of the Loan Documents to which it is a party, (b) confirms and reaffirms its obligations under each of the Loan Documents to which it is a party and (c) agrees that each of the Loan Documents to which it is a party remain in full force and effect and are hereby ratified and confirmed.

SECTION 6.Reference to and Effect on the Credit Agreement and the Loan Documents.

(a)On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “herein,” “hereto”, “hereof” and “hereunder” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement,  shall mean and be a reference to the Credit Agreement, as amended and supplemented by this Agreement.

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(b)The Credit Agreement and each of the other Loan Documents, as specifically amended and supplemented by this Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.  Without limiting the generality of the foregoing, the Security Documents in effect immediately prior to the date hereof and all of the Collateral described therein in existence immediately prior to the date hereof do and shall continue to secure the payment of all Secured Obligations.

(d)This Agreement is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter. This Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

(e)This Agreement shall be binding on and inure to the benefit of the parties hereto and their successors and permitted assigns.

SECTION 7.Costs and Expenses.  The Borrower hereby reconfirms its obligations pursuant to Section 12.3 of the Credit Agreement to pay and reimburse the Administrative Agent for all reasonable fees, costs and expenses in accordance with the terms thereof.

SECTION 8.Governing Law; Jury Trial Waiver.  This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 9.Counterparts; Electronic Execution. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement may be executed by Electronic Signatures or in the form of an Electronic Record pursuant to, and in accordance with, the provisions of Section 12.16 of the Credit Agreement.

[Signature pages to follow]

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

BORROWER:

MAYVILLE ENGINEERING COMPANY, INC.

By: /s/ Rachele M. Lehr
Name: Rachele M. Lehr
Title: Chief Financial Officer

SUBSIDIARY GUARANTORS:

CENTER MANUFACTURING HOLDINGS, INC.

By: /s/ Rachele M. Lehr
Name: Rachele M. Lehr
Title: Secretary and Treasurer

CENTER MANUFACTURING, INC.

By: /s/ Rachele M. Lehr
Name: Rachele M. Lehr
Title: Secretary and Treasurer

CENTER – MOELLER PRODUCTS LLC

By: /s/ Rachele M. Lehr
Name: Rachele M. Lehr
Title: Secretary and Treasurer

DEFIANCE METAL PRODUCTS CO.

By: /s/ Rachele M. Lehr
Name: Rachele M. Lehr
Title: Secretary and Treasurer

DEFIANCE METAL PRODUCTS OF ARKANSAS, INC.

By: /s/ Rachele M. Lehr
Name: Rachele M. Lehr
Title: Secretary and Treasurer

Mayville Engineering Company, Inc.

Second Amendment to A&R Credit Agreement and First Amendment to A&R Collateral Agreement

Signature Page

DEFIANCE METAL PRODUCTS OF PA., INC.

By: /s/ Rachele M. Lehr
Name: Rachele M. Lehr
Title: Secretary and Treasurer

MID-STATES ALUMINUM, LLC

By: /s/ Rachele M. Lehr
Name: Rachele M. Lehr
Title: Secretary and Treasurer

Mayville Engineering Company, Inc.

Second Amendment to A&R Credit Agreement and First Amendment to A&R Collateral Agreement

Signature Page

wells fargo bank, national association, as Administrative Agent and Consenting Lender

By: /s/ Miranda L Crevier

Name: Miranda L Crevier

Title: Executive Director

Mayville Engineering Company, Inc.

Second Amendment to A&R Credit Agreement and First Amendment to A&R Collateral Agreement

Signature Page

JPMORGAN CHASE BANK, N.A., as a Consenting Lender

By: /s/ Daniel Exner

Name: Daniel Exner

Title: Authorized Officer

Mayville Engineering Company, Inc.

Second Amendment to A&R Credit Agreement and First Amendment to A&R Collateral Agreement

Signature Page

TD BANK, N.A., as a Consenting Lender

By: /s/ Nicholas Rizzo

Name: Nicholas Rizzo

Title: Vice President

Mayville Engineering Company, Inc.

Second Amendment to A&R Credit Agreement and First Amendment to A&R Collateral Agreement

Signature Page

CITIBANK, N.A., as a Consenting Lender

By: /s/ Matthew Anderson

Name: Matthew Anderson

Title: Authorized Signatory

Mayville Engineering Company, Inc.

Second Amendment to A&R Credit Agreement and First Amendment to A&R Collateral Agreement

Signature Page

HANMI BANK, as a Consenting Lender

By: /s/ Seunghyu Lee

Name: Seunghyu Lee

Title: SVP & Syndications Banking Manager

Mayville Engineering Company, Inc.

Second Amendment to A&R Credit Agreement and First Amendment to A&R Collateral Agreement

Signature Page

ASSOCIATED BANK, N.A., as a Consenting Lender

By: /s/ Dan Holzhauer

Name: Dan Holzhauer

Title: SVP – Team Leader

Mayville Engineering Company, Inc.

Second Amendment to A&R Credit Agreement and First Amendment to A&R Collateral Agreement

Signature Page